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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) March 6, 2003
                                                          -------------

                             BOSTONFED BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       1-13936              52-1940834
      --------                     -----------            ----------
(State or other Jurisdiction of    (Commission           (IRS Employer
 Incorporation or Organization     File Number)          Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEMS 1, 2, 3, 4, 5, 6, AND 8.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated March 6, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

      On March 6, 2003, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank and Broadway National Bank, announced that, in accordance with new Massachusetts legislation, it will record a provision in the first quarter of 2003 for approximately $4.6 million for additional state taxes, including interest, relating to the deduction for dividends received from real estate investment trust subsidiaries ("REITs") for the 1999 through 2002 fiscal years.

      The press release announcing the state tax provision for the REIT issue is attached as Exhibit 99.1 and incorporated by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BOSTONFED BANCORP, INC.



Dated: March 7, 2003                   By: /s/ John A. Simas
                                           -------------------------------------
                                           Name: John A. Simas
                                           Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX


Exhibit 99.1   Press Release issued by BostonFed Bancorp, Inc. on March 6, 2003.